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                                                                    EXHIBIT 23.3

                       CONSENT OF FISH & RICHARDSON P.C.

     We hereby consent to the reference to our name under the caption "Experts" in the Prospectus included in the Registration Statement on Form S-3 (Registration No. 333-03637) of Thoratec Laboratories Corporation.


Dated: June 3, 1996


                                            /s/ Fish & Richardson P.C.

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                                            Fish & Richardson P.C.